Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total	$4,322	$4,665	$8,987	$4,788	$13,775	$5,033	$18,808	$4,807	$4,768	$9,575	$4,798	$14,373			—	4%	-1%	—
US	2,766	2,974	5,740	3,012	8,752	3,115	11,867	3,089	3,105	6,194	3,135	9,329			4%	7%	N/A	N/A
Intercon Pharmaceuticals	196	215	411	213	624	219	843	225	199	424	207	631			-3%	1%	—	2%
JPAC Pharmaceuticals	326	372	698	394	1,092	430	1,522	371	403	774	419	1,193			6%	9%	7%	10%
Emerging Markets	166	174	340	203	543	210	753	203	201	404	211	615			4%	13%	2%	5%
Europe Pharmaceuticals	827	883	1,710	911	2,621	1,004	3,625	886	822	1,708	804	2,512			-12%	-4%	-9%	-2%
Other	41	47	88	55	143	55	198	33	38	71	22	93			-60%	-35%	-1%	1%

% of Total Sales

	2009							2010							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%			—	—
US Pharmaceuticals	64.0%	63.8%	63.9%	62.9%	63.5%	61.9%	63.1%	64.3%	65.1%	64.7%	65.3%	64.9%			240	140
Intercon Pharmaceuticals	4.5%	4.6%	4.6%	4.5%	4.5%	4.4%	4.5%	4.7%	4.2%	4.4%	4.3%	4.4%			(20)	(10)
JPAC Pharmaceuticals	7.6%	8.0%	7.7%	8.2%	7.9%	8.5%	8.1%	7.7%	8.5%	8.1%	8.7%	8.3%			50	40
Emerging Markets	3.8%	3.7%	3.8%	4.2%	4.0%	4.2%	4.0%	4.2%	4.2%	4.2%	4.4%	4.3%			20	30
Europe Pharmaceuticals	19.1%	18.9%	19.0%	19.0%	19.0%	19.9%	19.3%	18.4%	17.2%	17.8%	16.8%	17.5%			(220)	(150)
Other	1.0%	1.0%	1.0%	1.2%	1.1%	1.1%	1.0%	0.7%	0.8%	0.8%	0.5%	0.6%			(70)	(50)

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED SEPTEMBER 30, 2010

($ in millions)

QUARTER-TO-DATE

	US	Non-US	Total
Price Increases/(Decreases)	3%	-3%	—
Foreign Exchange	—	-3%	-1%
Volume	1%	—	1%

Total Change	4%	-6%	—

Total 2010 Period to Date Sales	$3,135	$1,663	$4,798
Total 2009 Period to Date Sales	$3,012	$1,776	$4,788

YEAR-TO-DATE

	US	Non-US	Total
Price Increases/(Decreases)	4%	-2%	2%
Foreign Exchange	—	1%	—
Volume	3%	1%	2%

Total Change	7%	—	4%

Total 2010 Period to Date Sales	$9,329	$5,044	$14,373
Total 2009 Period to Date Sales	$8,752	$5,023	$13,775

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS FROM CONTINUING OPERATIONS

($ in millions, except per share amounts)

	2009							2010							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,322	$4,665	$8,987	$4,788	$13,775	$5,033	$18,808	$4,807	$4,768	$9,575	$4,798	$14,373			—	4%
Cost of products sold	1,165	1,225	2,390	1,317	3,707	1,433	5,140	1,306	1,277	2,583	1,280	3,863			-3%	4%
Marketing, selling and administrative	901	922	1,823	953	2,776	1,170	3,946	900	894	1,794	892	2,686			-6%	-3%
Advertising and product promotion	248	298	546	256	802	334	1,136	212	263	475	231	706			-10%	-12%
Research and development	908	811	1,719	820	2,539	1,108	3,647	910	822	1,732	824	2,556			—	1%
Provision for restructuring, net	19	19	38	51	89	47	136	11	24	35	15	50			-71%	-44%
Litigation expense, net	104	28	132	—	132	—	132	—	—	—	22	22			—	-83%
Equity in net income of affiliates	(146)	(150)	(296)	(139)	(435)	(115)	(550)	(97)	(85)	(182)	(70)	(252)			-50%	-42%
Other (income)/expense, net	(72)	(10)	(82)	(35)	(117)	(264)	(381)	113	(19)	94	(10)	84			-71%	-172%

Total expenses	3,127	3,143	6,270	3,223	9,493	3,713	13,206	3,355	3,176	6,531	3,184	9,715			-1%	2%
Earnings from Continuing Operations Before Income Taxes	$1,195	$1,522	$2,717	$1,565	$4,282	$1,320	$5,602	$1,452	$1,592	$3,044	$1,614	$4,658			3%	9%
Provision for income taxes	275	353	628	366	994	188	1,182	351	324	675	312	987			-15%	-1%

Net Earnings from Continuing Operations	$920	$1,169	$2,089	$1,199	$3,288	$1,132	$4,420	$1,101	$1,268	$2,369	$1,302	$3,671			9%	12%
Net Earnings Attributable to Noncontrolling Interest	271	289	560	307	867	314	1,181	358	341	699	353	1,052			15%	21%

Net Earnings from Continuing Operations Attributable to BMS Company	$649	$880	$1,529	$892	$2,421	$818	$3,239	$743	$927	$1,670	$949	$2,619			6%	8%

Contingently convertible debt interest expense and dividends attributable to unvested shares	(4)	(5)	(8)	(5)	(13)	(4)	(17)	(3)	(3)	(7)	(4)	(11)			-20%	-15%

Net Earnings used for Diluted EPS Calc - Continuing Operations - Attributable to BMS Company	$645	$875	$1,521	$887	$2,408	$814	$3,222	$740	$924	$1,663	$945	$2,608			7%	8%

Diluted Earnings Attributable to BMS Company per Common Share** - Continuing Operations	$0.33	$0.44	$0.77	$0.45	$1.21	$0.41	$1.63	$0.43	$0.53	$0.96	$0.55	$1.51			22%	25%
Average Common Shares Outstanding - Diluted	1,981	1,983	1,982	1,984	1,982	1,967	1,978	1,725	1,728	1,727	1,726	1,726			-13%	-13%
Dividends declared per common share	$0.31	$0.31	$0.62	$0.31	$0.93	$0.32	$1.25	$0.32	$0.32	$0.64	$0.32	$0.96			3%	3%

% of Net Sales

	2009							2010							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	73.0%	73.7%	73.4%	72.5%	73.1%	71.5%	72.7%	72.8%	73.2%	73.0%	73.3%	73.1%			80	—
Cost of products sold	27.0%	26.3%	26.6%	27.5%	26.9%	28.5%	27.3%	27.2%	26.8%	27.0%	26.7%	26.9%			(80)	—
Marketing, selling and administrative	20.8%	19.8%	20.3%	19.9%	20.2%	23.2%	21.0%	18.7%	18.8%	18.7%	18.6%	18.7%			(130)	(150)
Advertising and product promotion	5.7%	6.4%	6.1%	5.3%	5.8%	6.6%	6.0%	4.4%	5.5%	5.0%	4.8%	4.9%			(50)	(90)
Research and development	21.0%	17.4%	19.1%	17.1%	18.4%	22.0%	19.4%	18.9%	17.2%	18.1%	17.2%	17.8%			10	(60)
Total expenses	72.4%	67.4%	69.8%	67.3%	68.9%	73.8%	70.2%	69.8%	66.6%	68.2%	66.4%	67.6%			(90)	(130)
Earnings from Continuing Operations Before Income Taxes	27.6%	32.6%	30.2%	32.7%	31.1%	26.2%	29.8%	30.2%	33.4%	31.8%	33.6%	32.4%			90	130
Net Earnings from Continuing Operations Attributable to BMS Company	15.0%	18.9%	17.0%	18.6%	17.6%	16.3%	17.2%	15.5%	19.4%	17.4%	19.8%	18.2%			120	60
Other Ratios
Effective Tax Rate	23.0%	23.2%	23.1%	23.4%	23.2%	14.2%	21.1%	24.2%	20.4%	22.2%	19.3%	21.2%			(410)	(200)

Other (Income)/Expense, net
	2009							2010							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$52	$42	$94	$47	$141	$43	$184	$33	$32	$65	$38	$103			-19%	-27%
Interest income	(13)	(14)	(27)	(13)	(40)	(14)	(54)	(15)	(16)	(31)	(23)	(54)			77%	35%
Impairment and loss on sale of manufacturing operations	—	—	—	—	—	—	—	200	15	215	10	225			—	—
(Gain)/Loss on debt buyback and termination of interest rate swap agreements	—	(11)	(11)	4	(7)	—	(7)	—	—	—	—	—			100%	-100%
Net foreign exchange transaction (gains)/losses	(13)	17	4	13	17	(15)	2	(16)	(16)	(32)	9	(23)			-31%	*
Gain on sale of product lines, businesses and assets	(44)	(11)	(55)	(17)	(72)	(288)	(360)	(10)	(5)	(15)	(21)	(36)			24%	-50%
Medarex acquisition	—	—	—	(10)	(10)	—	(10)	—	—	—	—	—			-100%	-100%
Other income received from alliance partners	(35)	(34)	(69)	(50)	(119)	(29)	(148)	(50)	(44)	(94)	(28)	(122)			-44%	3%
Pension curtailment and settlement charges	—	25	25	—	25	18	43	—	14	14	2	16			—	-36%
Other	(19)	(24)	(43)	(9)	(52)	21	(31)	(29)	1	(28)	3	(25)			133%	-52%

	($72)	($10)	($82)	($35)	($117)	($264)	($381)	$113	$(19)	$94	($10)	$84			-71%	-172%

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING  FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED SEPTEMBER 30, 2010

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2010	2009	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2010 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$4,798	$4,788	$10	—	(50)	$4,848	-1%	1%
Marketing, selling and administrative (a)	892	953	(61)	-6%	17	909	1%	-5%
Marketing, selling and administrative excluding specified items (b)	884	933	(49)	-5%	17	901	1%	-4%
Advertising and product promotion	231	256	(25)	-10%	1	232	—	-10%
Research and development	824	820	4	—	5	829	1%	1%
Research and development excluding specified items (b)	824	820	4	—	5	829	1%	1%

(a) General and administrative	333	353	(20)	-6%	4	337	1%	-5%
General and administrative excluding specified items (c)	325	333	(8)	-2%	3	328	—	-2%

(b) Please refer to the Specified Items QTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

(c) The following table provides a reconciliation of General and administrative GAAP to Non-GAAP figures:

	2010	2009
General and administrative	333	353
Specified Items:
Process standardization implementation costs	8	20

General and administrative excluding specified items	325	333

YEAR-TO-DATE
	2010	2009	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2010 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$14,373	$13,775	598	4%	93	14,280	—	4%
Marketing, selling and administrative (a)	2,686	2,776	(90)	-3%	(8)	2,678	-1%	-4%
Marketing, selling and administrative excluding specified items (b)	2,659	2,711	(52)	-2%	(9)	2,650	—	-2%
Advertising and product promotion	706	802	(96)	-12%	(7)	699	-1%	-13%
Research and development	2,556	2,539	17	1%	(7)	2,549	-1%	—
Research and development excluding specified items (b)	2,484	2,365	119	5%	(7)	2,477	—	5%

(a) General and administrative	1,011	1,024	(13)	-1%	(5)	1,006	-1%	-2%
General and administrative excluding specified items (c)	984	959	25	3%	(6)	978	-2%	1%

(b) Please refer to the Specified Items YTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

(c) The following table provides a reconciliation table of General and administrative GAAP to Non-GAAP figures:

	2010	2009
General and administrative	1,011	1,024
Specified Items:
Process standardization implementation costs	27	65

General and administrative excluding specified items	984	959

*	The company calculates the foreign exchange (FX) impact by determining the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN

EXCHANGE IMPACT

FOR THE PERIOD ENDED SEPTEMBER 30, 2010

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2010	2009	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2010 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX
Plavix	1,658	1,554	104	7%	1	1,657	—	7%
Avapro/Avalide	303	329	(26)	-8%	(1)	304	-1%	-7%
Abilify	608	653	(45)	-7%	(11)	619	-2%	-5%
Reyataz	375	360	15	4%	(8)	383	-3%	7%
Sustiva Franchise	342	315	27	9%	(9)	351	-3%	12%
Baraclude	228	191	37	19%	—	228	-1%	20%
Orencia	184	162	22	14%	(2)	186	-1%	15%
Erbitux	159	179	(20)	-11%	—	159	—	-11%
Sprycel	144	107	37	35%	(3)	147	-2%	37%
Ixempra	29	28	1	4%	1	28	6%	-2%
Onglyza	47	20	27	135%	—	47	—	135%
Mature Products and All Other	721	890	(169)	-19%	(18)	739	-2%	-17%

YEAR-TO-DATE

	2010	2009	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2010 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX
Plavix	4,951	4,528	423	9%	26	4,925	—	9%
Avapro/Avalide	924	944	(20)	-2%	17	907	2%	-4%
Abilify	1,858	1,885	(27)	-1%	(6)	1,864	—	-1%
Reyataz	1,105	1,013	92	9%	—	1,105	—	9%
Sustiva Franchise	1,008	919	89	10%	(5)	1,013	—	10%
Baraclude	667	522	145	28%	15	652	2%	26%
Orencia	531	434	97	22%	1	530	—	22%
Erbitux	497	516	(19)	-4%	—	497	—	-4%
Sprycel	407	302	105	35%	4	403	2%	33%
Ixempra	87	81	6	7%	1	86	1%	6%
Onglyza	85	20	65	*	—	85	—	*
Mature Products and All Other	2,253	2,611	(358)	-14%	40	2,213	1%	-15%

*	In excess of +/- 200%
**	The company calculates the foreign exchange (FX) impact by determining the change in a product’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	4,322	4,665	8,987	4,788	13,775	5,033	18,808	4,807	4,768	9,575	4,798	14,373			—	4%	-1%	—

Key Products
Plavix	1,435	1,539	2,974	1,554	4,528	1,618	6,146	1,666	1,627	3,293	1,658	4,951			7%	9%	—	—
Avapro/Avalide	302	313	615	329	944	339	1,283	314	307	621	303	924			-8%	-2%	-1%	2%
Reyataz	322	331	653	360	1,013	388	1,401	373	357	730	375	1,105			4%	9%	-3%	—
Sustiva Franchise (a)	292	312	604	315	919	358	1,277	335	331	666	342	1,008			9%	10%	-3%	—
Baraclude	152	179	331	191	522	212	734	216	223	439	228	667			19%	28%	-1%	2%
Erbitux	164	173	337	179	516	167	683	166	172	338	159	497			-11%	-4%	—	—
Sprycel	88	107	195	107	302	119	421	131	132	263	144	407			35%	35%	-2%	2%
Ixempra	24	29	53	28	81	28	109	29	29	58	29	87			4%	7%	6%	1%
Abilify (b)	589	643	1,232	653	1,885	707	2,592	617	633	1,250	608	1,858			-7%	-1%	-2%	—
Orencia	124	148	272	162	434	168	602	169	178	347	184	531			14%	22%	-1%	—
Onglyza	—	—	—	20	20	4	24	10	28	38	47	85			135%	*	—	—
Mature Products and All Other (c)	830	891	1,721	890	2,611	925	3,536	781	751	1,532	721	2,253			-19%	-14%	-2%	1%

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	1,892	2,050	3,942	2,055	5,997	2,118	8,115	2,129	2,069	4,198	2,086	6,284			2%	5%	—	1%
Virology	794	848	1,642	890	2,532	981	3,513	945	929	1,874	963	2,837			8%	12%	-2%	—
Oncology	407	450	857	447	1,304	437	1,741	435	444	879	443	1,322			-1%	1%	—	1%
Neuroscience	621	660	1,281	668	1,949	727	2,676	635	650	1,285	618	1,903			-7%	-2%	-1%	—
Immunoscience	124	148	272	162	434	168	602	169	178	347	184	531			14%	22%	-1%	—
Metabolics	25	36	61	52	113	30	143	37	55	92	75	167			44%	48%	-1%	—
Other Therapeutic Areas	459	473	932	514	1,446	572	2,018	457	443	900	429	1,329			-17%	-8%	-4%	1%

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(c)	Includes products which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2009							2010							% Change		% Change in U.S. Total Prescription**
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	2,766	2,974	5,740	3,012	8,752	3,115	11,867	3,089	3,105	6,194	3,135	9,329			4%	7%

Key Products
Plavix	1,296	1,393	2,689	1,406	4,095	1,461	5,556	1,531	1,496	3,027	1,534	4,561			9%	11%	-2%	—
Avapro/Avalide	173	179	352	186	538	184	722	186	170	356	168	524			-10%	-3%	-19%	-16%
Reyataz	176	169	345	186	531	196	727	186	185	371	189	560			2%	5%	2%	5%
Sustiva Franchise (a)	190	194	384	195	579	224	803	214	213	427	227	654			16%	13%	6%	9%
Baraclude	36	39	75	41	116	44	160	42	42	84	46	130			12%	12%	13%	13%
Erbitux	162	171	333	175	508	163	671	163	168	331	155	486			-11%	-4%	N/A	N/A
Sprycel	30	33	63	28	91	32	123	38	42	80	47	127			68%	40%	5%	6%
Ixempra	22	26	48	26	74	25	99	25	26	51	25	76			-4%	3%	N/A	N/A
Abilify (b)	481	518	999	520	1,519	563	2,082	470	491	961	462	1,423			-11%	-6%	3%	6%
Orencia	99	116	215	126	341	126	467	126	137	263	138	401			10%	18%	N/A	N/A
Onglyza	—	—	—	20	20	2	22	6	23	29	37	66			85%	*	N/A	N/A

Mature Products and All Other (c)	101	136	237	103	340	95	435	102	112	214	107	321			4%	-6%

	2009							2010							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	1,515	1,652	3,167	1,650	4,817	1,693	6,510	1,770	1,707	3,477	1,743	5,220			6%	8%
Virology	406	404	810	424	1,234	466	1,700	445	441	886	462	1,348			9%	9%
Oncology	218	233	451	233	684	219	903	233	239	472	233	705			—	3%
Neuroscience	491	513	1,004	520	1,524	566	2,090	473	494	967	464	1,431			-11%	-6%
Immunoscience	99	116	215	126	341	126	467	126	137	263	138	401			10%	18%
Metabolics	11	21	32	36	68	12	80	16	30	46	48	94			33%	38%
Other Therapeutic Areas	26	35	61	23	84	33	117	26	57	83	47	130			104%	55%

*	In excess of +/- 200%
**	The data is provided by Wolters Kluwer Health (WK), except for SPRYCEL, and based on the Source Prescription Audit which is a product of WK’s own recordkeeping and projection processes. As such, the data is subject to the inherent limitations of estimates based on sampling and may include a margin of error. The change in SPRYCEL demand is calculated based upon tablets sold though retail and mail order channels based upon data obtained from the IMS Health (IMS) National Sales Perspectives Audit, which is a product of IMS’s own recordkeeping and projection processes. As such, the data is subject to the inherent limitations of estimates based on sampling and may include a margin of error. ERBITUX, IXEMPRA and ORENCIA are parenterally administered products and do not have prescription-level data as physicians do not write prescriptions for these products.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. The following table provides a reconciliation of the impact for extending the term of the commercialization and manufacturing agreement and U.S. healthcare reform.
(c)	Includes products which have lost their exclusivity in major markets and over the counter brands.

	2009		2010		% Change
	3rd Qtr	9 Months	3rd Qtr	9 Months	Qtr vs. Qtr	YTD vs. YTD
Abilify Net Sales As Reported	520	1,519	462	1,423	-11%	-6%
Contractual share change from 65% to 58%	—	—	56	172	N/A	N/A
Incremental amortization of extension payment	—	—	—	16	N/A	N/A
U.S. healthcare reform	—	—	28	82	N/A	N/A

Abilify Net Sales - Adjusted	520	1,519	546	1,693	5%	11%

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	1,556	1,691	3,247	1,776	5,023	1,918	6,941	1,718	1,663	3,381	1,663	5,044			-6%	—	-3%	1%

Key Products
Plavix	139	146	285	148	433	157	590	135	131	266	124	390			-16%	-10%	1%	5%
Avapro/Avalide	129	134	263	143	406	155	561	128	137	265	135	400			-6%	-1%	-1%	5%
Reyataz	146	162	308	174	482	192	674	187	172	359	186	545			7%	13%	-5%	—
Sustiva Franchise (a)	102	118	220	120	340	134	474	121	118	239	115	354			-4%	4%	-9%	-2%
Baraclude	116	140	256	150	406	168	574	174	181	355	182	537			21%	32%	1%	3%
Erbitux	2	2	4	4	8	4	12	3	4	7	4	11			—	38%	3%	5%
Sprycel	58	74	132	79	211	87	298	93	90	183	97	280			23%	33%	-2%	3%
Ixempra	2	3	5	2	7	3	10	4	3	7	4	11			100%	57%	3%	11%
Abilify (b)	108	125	233	133	366	144	510	147	142	289	146	435			10%	19%	-9%	-1%
Orencia	25	32	57	36	93	42	135	43	41	84	46	130			28%	40%	-4%	3%
Onglyza	—	—	—	—	—	2	2	4	5	9	10	19			*	*	—	—

Mature Products and All Other (c)	729	755	1,484	787	2,271	830	3,101	679	639	1,318	614	1,932			-22%	-15%	-2%	2%

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	377	398	775	405	1,180	425	1,605	359	362	721	343	1,064			-15%	-10%	-1%	4%
Virology	388	444	832	466	1,298	515	1,813	500	488	988	501	1,489			8%	15%	-4%	1%
Oncology	189	217	406	214	620	218	838	202	205	407	210	617			-2%	—	1%	3%
Neuroscience	130	147	277	148	425	161	586	162	156	318	154	472			4%	11%	-6%	—
Immunoscience	25	32	57	36	93	42	135	43	41	84	46	130			28%	40%	—	3%
Metabolics	14	15	29	16	45	18	63	21	25	46	27	73			69%	62%	-4%	0%
Other Therapeutic Areas	433	438	871	491	1,362	539	1,901	431	386	817	382	1,199			-22%	-12%	-3%	2%

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(c)	Includes products which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010

(Unaudited, amounts in millions except per share data)

	GAAP	Specified Items	Non GAAP
Net Sales	$4,798	—	$4,798
Cost of products sold	1,280	(27)	1,253

Gross Profit	3,518	27	3,545

Gross profit as a % of sales	73.3%	0.6%	73.9%

Marketing, selling and administrative	892	(8)	884
Advertising and product promotion	231	—	231

Total SG&A	1,123	(8)	1,115

SG&A as a % of sales	23.4%	(0.2)%	23.2%

Research and development	824	—	824

R&D as a % of sales	17.2%	0.0%	17.2%

Operating Margin	1,571	35	1,606

Operating Margin as a % of sales	32.7%	0.8%	33.5%

Provision for restructuring, net	15	(15)	—
Litigation expense, net	22	(22)	—
Equity in net income of affiliates	(70)	—	(70)
Other income, net	(10)	(26)	(36)

Earnings from Continuing Operations Before Income Taxes	$1,614	98	$1,712

Provision for income taxes	312	30	342

Net Earnings - Continuing Operations	$1,302	68	$1,370

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	353		353

Net Earnings - Continuing Operations Attributable to BMS Company	$949	68	$1,017
Contingently convertible debt interest expense and dividends attributable to unvested shares	(4)		(4)

Net Earnings used for Diluted EPS Calc - Continuing Operations
-Attributable to BMS Company	$945	68	$1,013

Average Common Shares Outstanding - Diluted	1,726		1,726
Diluted EPS - Continuing Operations Attributable to BMS Company	$0.55	0.04	$0.59

Net Earnings from Continuing Operations Attributable to BMS Company as a % of sales	19.8%	1.4%	21.2%

Effective Tax Rate	19.3%	0.7%	20.0%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(Unaudited, amounts in millions except per share data)

	GAAP	Specified Items	Non GAAP
Net Sales	$14,373	—	$14,373
Cost of products sold	3,863	(85)	3,778

Gross Profit	10,510	85	10,595

Gross profit as a % of sales	73.1%	0.6%	73.7%

Marketing, selling and administrative	2,686	(27)	2,659
Advertising and product promotion	706	—	706

Total SG&A	3,392	(27)	3,365

SG&A as a % of sales	23.6%	(0.2)%	23.4%

Research and development	2,556	(72)	2,484

R&D as a % of sales	17.8%	(0.5)%	17.3%

Operating Margin	4,562	184	4,746

Operating Margin as a % of sales	31.7%	1.3%	33.0%

Provision for restructuring, net	50	(50)	—
Litigation expense, net	22	(22)	—
Equity in net income of affiliates	(252)	—	(252)
Other income, net	84	(246)	(162)

Earnings from Continuing Operations Before Income Taxes	$4,658	502	$5,160

Provision for income taxes	987	193	1,180

Net Earnings - Continuing Operations	$3,671	309	$3,980

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	1,052		1,052

Net Earnings - Continuing Operations Attributable to BMS Company	$2,619	309	$2,928
Contingently convertible debt interest expense and dividends attributable to unvested shares	(11)		(11)

Net Earnings used for Diluted EPS Calc - Continuing Operations
-Attributable to BMS Company	$2,608	309	$2,917

Average Common Shares Outstanding - Diluted	1,726		1,726
Diluted EPS - Continuing Operations Attributable to BMS Company	$1.51	0.18	$1.69

Net Earnings from Continuing Operations Attributable to BMS Company as a % of sales	18.2%	2.2%	20.4%

Effective Tax Rate	21.2%	1.7%	22.9%

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

($ in millions)

Three months ended September 30, 2010

	Cost of products sold	Marketing, selling and administrative	Provision for restructuring	Litigation expense	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$15	$—	$—	$15
Impairment and loss on sale of manufacturing operations	—	—	—	—	10	10
Accelerated depreciation, asset impairment and other shutdown costs	27	—	—	—	—	27
Pension curtailment and settlement charges	—	—	—	—	3	3
Process standardization implementation costs	—	8	—	—	—	8

Total Restructuring	27	8	15	—	13	63

Other:
Litigation charges	—	—	—	22	—	22
Product liability charges	—	—	—	—	13	13

Total	$27	$8	$15	$22	$26	98

Income taxes on items above						(30)

Decrease to Net Earnings from Continuing Operations						$68

Three months ended September 30, 2009

	Cost of products sold	Marketing, selling and administrative	Provision for restructuring	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$48	$—	$48
Accelerated depreciation, asset impairment and other shutdown costs	30	—	3	—	33
Process standardization implementation costs	—	20	—	—	20
Gain on sale of product lines, businesses and assets	—	—	—	(17)	(17)

Total Restructuring	30	20	51	(17)	84

Other:
Medarex acquisition	—	—	—	(10)	(10)
Debt buyback and swap terminations	—	—	—	4	4

Total	$30	$20	$51	$(23)	78

Income taxes on items above					(26)

Decrease to Net Earnings from Continuing Operations					$52

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

($ in millions)

Nine months ended September 30, 2010

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Litigation expense	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$50	$—	$—	$50
Impairment and loss on sale of manufacturing operations	—	—	—	—	—	225	225
Accelerated depreciation, asset impairment and other shutdown costs	85	—	—	—	—	—	85
Pension curtailment and settlement charges	—	—	—	—	—	8	8
Process standardization implementation costs	—	27	—	—	—	—	27

Total Restructuring	85	27	—	50	—	233	395

Other:
Litigation charges	—	—	—	—	22	—	22
Upfront licensing, milestone and other payments	—	—	72	—	—	—	72
Product liability charges	—	—	—	—	—	13	13

Total	$85	$27	$72	$50	$22	$246	502

Income taxes on items above							(134)
Out-of-period tax adjustment							(59)

Decrease to Net Earnings from Continuing Operations							$309

Nine months ended September 30, 2009

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Litigation expense	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$80	$—	$—	$80
Accelerated depreciation, asset impairment and other shutdown costs	80	—	—	9	—	—	89
Pension curtailment and settlement charges	—	—	—	—	—	25	25
Process standardization implementation costs	—	65	—	—	—	—	65
Gain on sale of product lines, businesses and assets	—	—	—	—	—	(72)	(72)

Total Restructuring	80	65	—	89	—	(47)	187

Other:
Litigation charges	—	—	—	—	132	—	132
Upfront licensing and milestone payments	—	—	174	—	—	—	174
Medarex acquisition	—	—	—	—	—	(10)	(10)
Debt buyback and swap terminations	—	—	—	—	—	(7)	(7)
Product liability charges/(insurance recoveries)	8	—	—	—	—	(5)	3

Total	$88	$65	$174	$89	$132	$(69)	479

Income taxes on items above							(161)

Decrease to Net Earnings from Continuing Operations							$318

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Cash and cash equivalents	$7,832	$7,507	$6,367	$7,683	$5,135	$5,918	$7,581
Marketable securities - current	1,088	613	302	831	1,641	1,536	778
Marketable securities - long term	184	983	1,202	1,369	2,997	2,795	2,562
Short-term borrowings	156	124	286	231	208	290	243
Long-term debt	6,492	6,235	6,307	6,130	6,081	6,248	6,479

Net (debt) / cash	$2,456	$2,744	$1,278	$3,522	$3,484	$3,711	$4,199	$—

BRISTOL-MYERS SQUIBB COMPANY

2010 FULL YEAR PROJECTED DILUTED EPS FROM CONTINUING OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2010

Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$1.84 to $1.94

Projected Specified Items:

Downsizing and streamlining of worldwide operations	0.17

Accelerated depreciation and other shutdown costs	0.07

Upfront and milestone payments and other	0.04

Certain tax-related items	(0.03)

Total	0.25

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$2.10 to $2.20

Gross margin on a GAAP basis for the nine months ended September 30, 2010 was 73.1%, which included specified items of $85 million and had a 0.6% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the nine months ended September 30, 2010 gross margin was 73.7%. On a non-GAAP basis, the Company projects gross margin for the full year 2010 to remain consistent with last year. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation - September YTD tab.

Research and development expenses on a GAAP basis for the nine months ended September 30, 2010 were $2,556 million, which included specified items of $72 million. On a non-GAAP basis, for the nine months ended September 30, 2010 research and development expenses were $2,484 million. On a non-GAAP basis, the Company projects research and development expense for the full year 2010 to increase in the mid single digit range compared to 2009. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL
Reconciliation -September YTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the nine months ended September 30, 2010 were $2,686 million, which included specified items of $27 million. On a non-GAAP basis, for the nine months ended September 30, 2010 marketing, selling and administrative expenses were $2,659 million. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2010 to remain flat compared to 2009. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation - September YTD tab.

The effective tax rate on a GAAP basis for the nine months ended September 30, 2010 was 21.2%, which included specified items of $193 million in the tax provision, and had a 1.7% impact on the effective tax rate in aggregate. On a non-GAAP basis, for the nine months ended September 30, 2010 effective tax rate was 22.9%. On a non-GAAP basis, based on historical trends in 2009 the Company projects the annual effective tax rate between 23% and 24% for the full year 2010. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL
Reconciliation - September YTD tab.

The GAAP results for the full year 2010 will include specified items that may occur and impact results, including expected charges associated with downsizing and streamlining worldwide operations, accelerated depreciation, upfront and milestone payments and certain tax-related items. The GAAP results for the full year 2010 could also include other specified items that have not yet been identified and quantified, including any gains or losses from the purchase or sale of business or product lines, charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, additional upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities, impairments to marketable securities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Third Quarter of 2010, October 26, 2010, including “2010 Guidance” and “Use of Non-GAAP Financial Information” therein.